                                                                    Exhibit 99.4

                                                               CUSIP 608908-AA-7

                        CONSENT AND LETTER OF TRANSMITTAL

          TO TENDER AND TO GIVE CONSENT TO CERTAIN PROPOSED AMENDMENTS
                               WITH RESPECT TO THE
                      12-1/2% SENIOR NOTES DUE JULY 1, 2003

                                       OF

                          MONARCH MARKING SYSTEMS, INC.

      PURSUANT TO THE OFFER TO PURCHASE AND CONSENT SOLICITATION STATEMENT
                              DATED MARCH 13, 1997

THE OFFER WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON APRIL 10, 1997 UNLESS EXTENDED (SUCH DATE, AS THE SAME MAY BE EXTENDED, THE "EXPIRATION DATE"). HOLDERS OF NOTES (AS DEFINED BELOW) MUST TENDER THEIR NOTES ON OR PRIOR TO THE EXPIRATION DATE IN ORDER TO RECEIVE THE TOTAL CONSIDERATION (AS DEFINED BELOW). TENDERED NOTES MAY BE WITHDRAWN AND CONSENTS MAY BE REVOKED AT ANY TIME PRIOR TO 12:00 MIDNIGHT, NEW YORK CITY TIME, ON THE CONSENT DATE (AS DEFINED BELOW) BUT, SUBJECT TO LIMITED EXCEPTIONS, NOT THEREAFTER. THE "CONSENT DATE" WILL OCCUR ON THE DATE WHICH IS ONE BUSINESS DAY FOLLOWING THE PUBLIC ANNOUNCEMENT (BY PRESS RELESE) THAT THE COMPANY HAS RECEIVED DULY EXECUTED CONSENTS FROM HOLDERS REPRESENTING 75% IN PRINCIPAL AMOUNT OF THE NOTES THEN OUTSTANDING OR, AT THE OPTION OF THE COMPANY, DULY EXECUTED CONSENTS FROM HOLDERS REPRESENTING A MAJORITY IN PRINCIPAL AMOUNT OF THE NOTES THEN OUTSTANDING.

                         The Depositary for the Offer to
                       Purchase and Consent Solicitation:
                               Fleet National Bank


By Resigstered or Certified Mail                    By Hand                              By Overnight Courier
       Fleet National Bank                    Fleet National Bank                        Fleet National Bank
   Corporate Trust Operations              Corporate Trust Operations                 Corporate Trust Operations
           CT OP TO6D                  Customer Service Window, 5th Floor                     CT OP TO6D
          P.O. Box 1440                         1 Talcott Plaza                            1 Talcolt Plaza
   Hartford, Connecticut 06143            Hartford, Connecticut 06106                Hartford, Connecticut 06103
  Attention: Patricia Williams            Attention: Patricia Williams               Attention: Patricia Williams

                            By Facsimile Transmission
                                 (860) 986-7908
                          Attention: Patricia Williams

                              Confirm by Telephone:
                                 (860) 986-1271

    HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE THE TENDER OFFER CONSIDERATION PURSUANT TO THE OFFER MUST VALIDLY TENDER (OR RETENDER IF SUCH HOLDERS HAVE PRIOR TO THE CONSENT DATE PREVIOUSLY WITHDRAWN OR REVOKED) THEIR NOTES TO THE DEPOSITARY PRIOR TO 12:00 MIDNIGHT, NEW YORK CITY TIME, ON THE EXPIRATION DATE. TENDERS MAY NOT BE WITHDRAWN AND CONSENTS MAY NOT BE REVOKED AT ANY TIME FOLLOWING 12:00 MIDNIGHT NEW YORK CITY TIME ON THE CONSENT DATE.

    Delivery of this Consent and Letter of Transmittal to an address, or transmission of instructions via facsimile other than as set forth above will not constitute a valid delivery. The instructions accompanying this Consent and Letter of Transmittal should be read carefully before this Consent and Letter of Transmittal is completed.

    This Consent and Letter of Transmittal should be used only to tender the Notes and to thereby consent (the "Consent") to the adoption of the proposed amendments (the "Proposed Amendments") to (i) the Indenture dated as of June 29, 1995, pursuant to which the Notes were issued (the "Indenture") as described in the Offer to Purchase and Consent Solicitation Statement of Monarch Marking Systems, Inc., dated March 13, 1997 (as the same may be amended or supplemented from time to time, the "Statement").

    HOLDERS WHO TENDER NOTES ARE REQUIRED TO CONSENT TO ALL OF THE PROPOSED AMENDMENTS. THE COMPLETION, EXECUTION AND DELIVERY OF THIS CONSENT AND LETTER OF TRANSMITTAL WILL BE DEEMED TO CONSTITUTE THE CONSENT OF THE TENDERING HOLDER TO THE PROPOSED AMENDMENTS. HOLDERS OF NOTES MAY NOT TENDER NOTES WITHOUT DELIVERING CONSENTS.

    This Consent and Letter of Transmittal is to be used (i) if Notes are to be physically delivered to the Depositary, (ii) if delivery of Notes is to be made by book-entry transfer to the account maintained by the Depositary at the Depository Trust Company ("DTC") pursuant to the procedures set forth in the Statement under the caption "The Tender Offer and the Consent Solicitation-- Procedures for Tendering Notes and Delivering Consents - Book-Entry Delivery Procedures" or (iii) if Notes are being tendered in accordance with the guaranteed delivery procedures set forth in the Statement under, the caption "The Tender Offer and Consent Solicitation--Procedures for Tendering Notes and Delivering Consents--Guaranteed Delivery." Delivery of documents to DTC does not constitute delivery to the Depositary.

    Holders of Notes that are tendering by book-entry transfer to the Depositary's account at DTC can execute the tender through the DTC Automated Tender Offer Program ("ATOP") for which the transaction will be eligible. DTC participants that are accepting the Offer should transmit their acceptance to DTC, which will edit and verify the acceptance and execute a book-entry delivery to the Depositary's account at DTC. DTC will then send an Agent's Message to the Depositary for its acceptance. Delivery of the Agent's Message by DTC will satisfy the terms of the Offer as to execution and delivery of a Consent and Letter of Transmittal by the participant identified in the Agent's Message. DTC participants may also accept the Offer by submitting a notice of guaranteed delivery through ATOP.

    Holders whose Notes are not available or who cannot deliver their Notes and all other documents required hereby to the Depositary prior to, or on, the Expiration Date may nevertheless tender their Notes (and thereby consent to the Proposed Amendments) in accordance with the guaranteed delivery procedures set forth in the Statement under the caption "The Tender Offer and the Consent Solicitation--Procedures for Tendering Notes and Delivering Consents--Guaranteed Delivery." See Instruction 2 herein.

    THE TENDER OFFER AND THE SOLICITATION ARE NOT BEING MADE TO (NOR WILL TENDERS OF NOTES BE ACCEPTED FROM OR ON BEHALF OF) HOLDERS IN ANY JURISDICTION ON WHICH THE MAKING OR ACCEPTANCE OF THE TENDER OFFER OR SOLICITATION WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION.

    All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Statement.

    Holders who wish to consent to the Proposed Amendments and tender their Notes must complete the box below entitled "Method of Delivery" and complete columns (1) through (3) in the box herein entitled "Description of Notes Tendered and With Respect to Which Consent is Given" and sign in the appropriate box below. Holders who complete this Consent and Letter of Transmittal will be deemed to have consented to all of the Proposed Amendments with respect to, and to have tendered, all Notes listed in the box. Holders may not tender Notes without delivering Consents with respect to such Notes nor may Holders consent to the Proposed Amendments without tendering their Notes.

                               METHOD OF DELIVERY

/ / CHECK HERE IF CERTIFICATES FOR TENDERED NOTES ARE ENCLOSED HEREWITH.

/ / CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH A BOOK-ENTRY TRANSFER FACILITY SPECIFIED ABOVE AND COMPLETE THE FOLLOWING:

               NAME OF TENDERING INSTITUTION: __________________________________

               NAME OF BOOK-ENTRY TRANSFER FACILITY:
               / / THE DEPOSITORY TRUST COMPANY

               ACCOUNT NUMBER: _______________  TRANSACTION CODE NUMBER: _______



/ / CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
    FOLLOWING:

        NAME(S) OF REGISTERED OWNER(S):_________________________________________

        WINDOW TICKET NUMBER (IF ANY):__________________________________________

        DATE OF EXECUTION OF NOTICE OF GUARANTEED DELIVERY:_____________________

        NAME OF ELIGIBLE INSTITUTION WHICH GUARANTEED DELIVERY:_________________

        IF DELIVERED BY A BOOK-ENTRY TRANSFER FACILITY, CHECK BOX OF BOOK-ENTRY TRANSFER FACILITY:

        / / THE DEPOSITORY TRUST COMPANY

        ACCOUNT NUMBER:__________________TRANSACTION CODE NUMBER:_______________

DESCRIPTION OF NOTES TENDERED AND WITH RESPECT TO WHICH CONSENT IS GIVEN*

Name(s) and Address(es) of Holder(s)            Notes Tendered and With Respect to Which Consent
(Please fill in, if blank,                      is Given (Attach additional schedule, if necessary
exactly as name(s) appear(s) on Notes)
                (1)                                     (2)                       (3)

                                                Security Number(s)       Total Principal Amount
                                                                         of Notes Tendered

                                               _____________________     ______________________

                                               _____________________     ______________________

                                               _____________________     ______________________

                                               _____________________     ______________________




--------------------

         *You must consent to all of the Proposed Amendments with respect to all Notes tendered. Completion of this Consent and Letter of Transmittal will constitute the tender of all Notes delivered and a Consent to all of the Proposed Amendments with respect to all such Notes.

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         By execution hereof, the undersigned hereby acknowledges receipt of the Offer to Purchase and Consent Solicitation Statement dated March 13, 1997 (as the same may be amended or supplemented from time to time, the "Statement") of Monarch Marking Systems, Inc. (the "Company"), and this Consent and Letter of Transmittal and instructions hereto (the "Consent and Letter of Transmittal"), relating to (a) the Company's offer to purchase (the "Tender Offer") all of its outstanding 12-1/2% Notes due July 1, 2003 (the "Notes") upon the terms and subject to the conditions set forth in the Statement, and (b) the Company's solicitation (the "Solicitation") of consents (the "Consents") from holders of the Notes to the proposed amendments (the "Proposed Amendments") to the indenture dated as of June 29, 1995 (the "Indenture"), between the Company and Fleet National Bank (formerly known as Shawmut Bank Connecticut, National Association), as Trustee (the "Trustee"). Holders of Notes may not tender Notes without delivering their corresponding Consents in the Solicitation.

         Upon the terms and subject to the conditions of the Tender Offer and the Solicitation as set forth in the Statement, the receipt of which is hereby acknowledged, the undersigned hereby consents to all of the Proposed Amendments and hereby tenders to the Company the principal amount of Notes indicated above.

         The undersigned acknowledges that the Proposed Amendments require the receipt by the Company of the Requisite Supermajority Consents (Consents from holders representing at least 75% in aggregate principal amount of the outstanding Notes) or, at the option of the Company, Requisite Majority Consents, (Consents from Holders representing at least a majority in aggregate principal amount of the outstanding Notes) on or prior to April 10, 1997 (the "Expiration Date").

         Subject to, and effective upon, the acceptance for payment of the principal amount of Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to, and any and all claims in respect of or arising or having arisen as a result of the undersigned's status as a holder of, all Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned with respect to such Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to
(a) deliver such Notes, or transfer ownership of such Notes on the account books maintained by DTC, together with all accompanying evidences of transfer and authenticity, to or upon the order of the Company, (b) present such Notes for transfer on the register, (c) deliver the Consent contained herein to the Company and the Trustee and (d) receive all benefits and otherwise all rights of beneficial ownership of such Notes, all in accordance with the terms of the Tender Offer and the Solicitation.

         The undersigned agrees and acknowledges that, by the execution and delivery hereof, the undersigned makes and provides the written Consent, with respect to the Notes tendered hereby, to all of the Proposed Amendments, as permitted by Section 902 of the Indenture. The undersigned understands that the Consent provided hereby shall remain in full force and effect and may only be revoked under the circumstances described herein and in the Statement. Upon receipt of the Requisite Supermajority Consents or, at the option of the Company, Requisite Majority Consents, the Company will enter into the supplemental indenture (in the form of an amended and restated indenture, the "Supplemental Indenture") reflecting the Proposed Amendments. See "The Tender Offer and the Consent Solicitation--Terms of the Offer and the Solicitation" in the Statement. However, none of the Proposed Amendments will become operative unless and until the Tender Offer is consummated on the date the Company accepts Notes for purchase pursuant to the Tender Offer. The undersigned authorizes the Depositary to deliver certification to the Company and the Trustee that the Consent to the Proposed Amendments duly executed by the Holder of the Notes tendered hereby (or the agent thereof duly appointed by written proxy delivered to the Depositary) has been received and authorizes the Company and the Trustee under the Indenture to rely on such certification.

         Tenders of Notes pursuant to the Tender Offer may be withdrawn and Consents may be revoked, subject to the procedures described in the Statement under "The Tender Offer and the Consent Solicitation--Withdrawal of Tenders and Revocation of Consents" and Instruction 4 herein, at any time on or prior to the Consent Date. Tenders of any Notes may also be withdrawn if the Tender Offer and the Solicitation is terminated without any such Notes being purchased thereunder, or as otherwise provided herein or in the Statement.

         The undersigned hereby represents and warrants that the undersigned (a) has full power and authority to tender, sell, assign and transfer the Notes tendered hereby, and that when such Notes are accepted for payment by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that none of such Notes will be subject to any adverse claim or right, and
(b) either has full power and authority to consent to the Proposed Amendments or is delivering a validly executed Consent (which is included in this Consent and Letter of Transmittal) from a person or entity having such power and authority. The undersigned, upon request, will execute and deliver all additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Notes tendered hereby, to perfect the undersigned's Consent to the Proposed Amendments or to the execution of the Supplemental Indenture.

         The undersigned understands that tenders of Notes pursuant to any of the procedures described in the Statement under the caption "The Tender Offer and the Consent Solicitation--Procedures for Tendering Notes and Delivering Consents" and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Tender Offer and the Solicitation. The Company's acceptance of such Notes for payment will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Tender Offer and the Solicitation. All authority conferred or agreed to be conferred by this Consent and Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Consent and Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

         Unless otherwise indicated herein in the box entitled "Special Payment Instructions", please issue the check for the Total Consideration with respect to Notes accepted for payment, and return any certificates for Notes not tendered or not accepted for payment, in the name(s) of the registered holder(s) appearing above under "Description of Notes Tendered and With Respect to Which Consent is Given." Similarly, unless otherwise indicated herein in the box entitled "Special Delivery Instructions", please mail the check for the Total Consideration with respect to Notes accepted for payment, together with any certificates for Notes not tendered or not accepted for payment (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Notes Tendered and With Respect to Which Consent is Given." If both the "Special Payment Instructions" box and the "Special Delivery Instructions" box are completed, please issue the check for the Total Consideration with respect to any Notes accepted for payment, and return any certificates for Notes not tendered or not accepted for payment, in the name(s) of, and mail the check and any such Notes not tendered or not accepted for payment, in the name(s) of, and mail the check and any such certificates to the person(s) at the address(es) so indicated. The undersigned recognizes that the Company has no obligations pursuant to the "Special Payment Instructions" box or "Special Delivery Instructions" box provisions of this Consent and Letter of Transmittal to transfer any Note from the name of the registered holder(s) thereof if the Company does not accept for payment any of the principal amount of such Notes.

                          SPECIAL PAYMENT INSTRUCTIONS
                        (See Instructions 1, 5, 6 and 7)

         To be completed ONLY if certificates for Notes in a principal amount not tendered or not accepted for payment and/or the check for the related consideration are to be issued in the name of someone other than the undersigned, or if Notes are to be returned by credit to an account maintained by DTC.

Issue Check and/or Notes to:

Name:___________________________________________________________________________
                                 (Please Print)

Address:________________________________________________________________________
                                                                 Zip Code

________________________________________________________________________________
                         Taxpayer Identification Number
               (You must also complete Substitute Form W-9 below)

Credit unaccepted Notes tendered by book-entry transfer to:

              / / The Depository Trust Company

account set forth below:

________________________________________________________________________________
                              (DTC account number)


                          SPECIAL DELIVERY INSTRUCTIONS
                        (See Instructions 1, 5, 6 and 7)

To be completed ONLY if certificates for Notes in a principal amount not tendered or not accepted for payment and/or the check for the related consideration are to be sent to someone other than the undersigned at an address other than that shown above.

Deliver Check and/or Notes to:

Name:___________________________________________________________________________
                                 (Please Print)

Address:________________________________________________________________________
                                                                 Zip Code

________________________________________________________________________________
                         Taxpayer Identification Number
               (You must also complete Substitute Form W-9 below)

                                    SIGN HERE
                (To Be Completed by All Tendering and Consenting
                     Holders of Notes Regardless of Whether
                 Notes Are Being Physically Delivered Herewith)

               The completion, excecution and delivery of this Consent and Letter of Transmittal will be deemed to constitute a Consent to all of the Proposed Amendments.

    If the signature(s) appearing below is (are) not of the registered holder(s) of the Notes (or the agent thereof duly appointed by written proxy delivered to the Depositary), then the registered holder(s) must sign the form of Consent appearing in the "Consent Box" on the next page.

X_______________________________________________________________________________
X_______________________________________________________________________________
                (Signature(s) of Holder(s) or Authorized Signatory)


     Must be signed by the registered holder(s) of Notes exactly as their name(s) appear(s) on certificate(s) for the Notes or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Consent and Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5 herein.

Name(s):________________________________________________________________________

________________________________________________________________________________
                           (Please Print)

Capacity (full title):__________________________________________________________

Address:________________________________________________________________________

________________________________________________________________________________
                                                           (Including Zip Code)

Area Code and Telephone No.:____________________________________________________

              SIGNATURE GUARANTEE (See Instructions 1 and 5 below)


________________________________________________________________________________
            (Name of Eligible Institution Guaranteeing Signature(s))


________________________________________________________________________________
 (Address (including zip code) and Telephone No. (including area code) of Firm)


________________________________________________________________________________
                             (Authorized Signature)


________________________________________________________________________________
                                 (Printed Name)


________________________________________________________________________________
                                     (Title)


Date: ______________, 1997

                                   CONSENT BOX

         IF THIS CONSENT AND LETTER OF TRANSMITTAL IS SIGNED BY A HOLDER OF NOTES WHO IS NOT EITHER (X) THE REGISTERED HOLDER OR (Y) THE AGENT THEREOF DULY APPOINTED BY WRITTEN PROXY DELIVERED TO THE DEPOSITARY, THEN THE REGISTERED HOLDER MUST SIGN THE FOLLOWING CONSENT (OR A SEPARATE DOCUMENT SUBSTANTIALLY IN THE FORM OF THE FOLLOWING CONSENT), WHICH DOCUMENT MUST BE DELIVERED TO THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE, WITH SIGNATURES GUARANTEED BY AN ELIGIBLE INSTITUTION, IN ORDER FOR SUCH HOLDER TO RECEIVE THE TENDER OFFER CONSIDERATION.

Pursuant to the Tender Offer and Solicitation, the undersigned holder(s) of the Notes tendered pursuant to this Consent and Letter of Transmittal hereby Consent(s) to all of the Proposed Amendments.


X_______________________________________________________________________________

X_______________________________________________________________________________
                           (Signature(s) of Holder(s))



Dated:  ________________________, 1997

         Must be signed by the holder(s) exactly as name(s) appear(s) on Notes. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5 herein.

Name(s):________________________________________________________________________

________________________________________________________________________________
                                 (Please Print)

Capacity (full title):__________________________________________________________

Address:________________________________________________________________________

________________________________________________________________________________
                              (Including Zip Code)

Area Code and Telephone No.:____________________________________________________

              SIGNATURE GUARANTEE (See Instructions 1 and 5 below)


________________________________________________________________________________
            (Name of Eligible Institution Guaranteeing Signature(s))


________________________________________________________________________________
 (Address (including zip code) and Telephone No. (including area code) of Firm)


________________________________________________________________________________
                             (Authorized Signature)


________________________________________________________________________________
                                 (Printed Name)


________________________________________________________________________________
                                     (Title)


Date:___________________ , 1997

                                  INSTRUCTIONS

                 Forming Part of the Terms and Conditions of the
                        Tender Offer and the Solicitation

         1. GUARANTEE OF SIGNATURES. All signatures on this Consent and Letter of Transmittal or a notice of withdrawal must be guaranteed by a financial institution that is a member of the Securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program or the New York Stock Exchange Medallion Signature Program (each of the foregoing being referred to herein as an "Eligible Institution"), unless (i) this Consent and Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Consent and Letter of Transmittal, shall include DTC) of the Notes tendered herewith and neither the "Special Payment Instructions" box nor the "Special Delivery Instructions" box of this Consent and Letter of Transmittal has been completed or (ii) such Notes are tendered for the account of an Eligible Institution. See Instruction 5 herein.

         2. DELIVERY OF CONSENT AND LETTER OF TRANSMITTAL AND NOTES; GUARANTEED DELIVERY PROCEDURES. This Consent and Letter of Transmittal is to be completed by Holders if (i) certificates representing Notes are to be physically delivered to the Depositary herewith by such Holders; (ii) tender of Notes is to be made by book-entry transfer to the Depositary's account at DTC pursuant to the procedures set forth under the caption "The Tender Offer and the Consent Solicitation--Procedures for Tendering Notes and Delivering Consents--Book-Entry Delivery Procedures" in the Statement; or (iii) tender of Notes is to be made according to the guaranteed delivery procedures set forth under the caption "The Tender Offer and the Consent Solicitation--Procedures for Tendering Notes and Delivering Consents-- Guaranteed Delivery" in the Statement; and such Holders desire to consent to the Proposed Amendments relating to the Notes, and in each case, instructions are not being transmitted through ATOP. All physically delivered Notes, or a confirmation of a book-entry transfer into the Depositary's account at DTC of all Notes delivered electronically, as well as a properly completed and duly executed Consent and Letter of Transmittal (or manually signed facsimile thereof) and any other documents required by this Consent and Letter of Transmittal, must be received by the Depositary at its address set forth herein prior to 12:00 midnight, New York City time, on the Consent Date or the Expiration Date, as applicable, or the tendering Holder must comply with the guaranteed delivery procedures set forth below. Delivery of documents to DTC does not constitute delivery to the Depositary.

         If a Holder desires to consent to the Proposed Amendments and tender Notes pursuant to the Tender Offer and Solicitation and time will not permit this Consent and Letter of Transmittal, certificates representing such Notes and all other required documents to reach the Depositary, or the procedures for book-entry transfer cannot be completed, on or prior to the Consent Date or the Expiration Date, as applicable, then such Holder must consent and tender such Notes pursuant to the guaranteed delivery procedures set forth under the caption "The Tender Offer and the Consent Solicitation--Procedures for Tendering Notes and Delivering Consents--Guaranteed Delivery" in the Statement. Pursuant to such procedures, (i) such tender must be made by or through an Eligible Institution,
(ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company, or an Agent's Message with respect to guaranteed delivery that is accepted by Company, must be received by the Depositary, either by hand delivery, mail, telegram or facsimile transmission prior to 12:00 midnight, New York City time, on the Consent Date or the Expiration Date, as applicable, and (iii) the certificates for all tendered Notes, in proper form for transfer (or confirmation of a book-entry transfer of all Notes delivered electronically into the Depositary's account at DTC pursuant to the procedures for such transfer set forth in the Statement), together with a properly completed and duly executed Consent and Letter of Transmittal (or manually signed facsimile thereof) and any required signature guarantee and any other documents required by this Consent and Letter of Transmittal or a properly transmitted Agent's Message, must be received by the Depositary within three business days after the date of the execution of such Notice of Guaranteed Delivery.

      THE METHOD OF DELIVERY OF THIS CONSENT AND LETTER OF TRANSMITTAL, THE NOTES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC AND ANY ACCEPTANCE OR AGENT'S MESSAGE DELIVERED THROUGH ATOP, IS AT THE OPTION AND RISK OF THE TENDERING HOLDER. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed for such documents to reach the Depositary. Except as otherwise provided in this Instruction 2, delivery will be deemed made only when actually received by the Depositary.

         No alternative, conditional or contingent tenders will be accepted. All tendering Holders, by execution of this Consent and Letter of Transmittal (or a facsimile thereof), waive any right to receive any notice of the acceptance of their Notes for payment.

         Notwithstanding any other provision hereof, the purchase of the Notes pursuant to the Tender Offer will in all cases be made only after timely receipt by the Depositary of certificates for such Notes and this Consent and Letter of Transmittal (or a facsimile thereof) in respect thereof, properly completed and duly executed, together with any required signature guarantees and any other documents required by the Statement and this Consent and Letter of Transmittal.

         All questions as to the validity, form, eligibility (including time of receipt), acceptance, withdrawal and revocation of tendered Notes and delivered Consents will be resolved by the Company, whose determination will be final and binding. The Company reserves the absolute right to reject any or all tenders and withdrawals of Notes and deliveries and revocations of Consents that are not in proper form or the acceptance of which would, in the opinion of the Company or counsel for the Company, be unlawful. The Company also reserves the right to waive any irregularities or conditions of a tender or consent as to particular Notes. The Company's interpretation of the terms and conditions of the Tender Offer (including the instructions in this Consent and Letter of Transmittal) will be final and binding. Unless waived, any irregularities in connection with tenders and withdrawals of Notes and deliveries and revocations of Consents must be cured within such time as the Company shall determine. Tenders and withdrawals of Notes and deliveries and revocations of Consents will not be deemed to have been made until such irregularities have been cured or waived. Any Notes received by the Depositary that are not properly tendered or delivered and to which the irregularities have not been cured or waived will be returned by the Depositary to the tendering holder unless otherwise provided in this Consent and Letter of Transmittal as soon as practicable following the Expiration Date.

         None of the Company, the Depositary, the Dealer Manager, the Trustee or any other person shall be obligated to give notification of defects or irregularities in any tender, withdrawal, delivery or revocation or shall incur any liability for failure to give any such notification.

         3. INADEQUATE SPACE. If the space provided herein under "Description of Notes Tendered and With Respect to Which Consent is Given" is inadequate, the certificate numbers of the Notes and the principal amount of Notes tendered should be listed on a separate schedule and attached hereto.

         4. WITHDRAWAL OF TENDERS; REVOCATION OF CONSENTS. Tenders of Notes may be withdrawn and the concurrent Consents may be revoked at any time prior to 12:00 midnight, New York City time, on the Consent Date (but, subject to the exceptions indicated below) not thereafter if the Company accepts the Notes for payment). A valid withdrawal of tendered Notes effected prior to 12:00 midnight, New York City time, on the Consent Date will constitute the concurrent valid revocation of such Holder's related Consent. In order for a Holder to revoke a Consent, such Holder must withdraw the related tendered Notes. Except as set forth below, tenders of Notes may not be withdrawn, and Consents may not be revoked, after 12:00 midnight, New York City time, on the Consent Date. In order for a Holder to revoke a Consent, such Holder must withdraw the related tendered Notes. If the Company (i) reduces the principal amount of Notes subject to the Tender Offer or (ii) changes the Tender Offer Consideration, then previously tendered Notes may be validly withdrawn until the expiration of ten business days after the date that notice of any such reduction or change its first published, given or sent to Holders by the Company. In addition, tenders of Notes may be validly withdrawn if the Tender Offer is terminated without any Notes being purchased thereunder. In the event of a termination of the Offer, the Notes tendered pursuant to the Tender Offer will be promptly returned to the tendering Holder.

         For a withdrawal of a tender of Notes (and the concurrent revocation of Consents) to be effective, a written telegraphic or facsimile transmission notice of withdrawal must be received by the Depositary prior to 12:00 midnight, New York City time, on the Consent Date at its address set forth on the back cover of this Statement. Any such notice of withdrawal must (i) specify the name of the person who tendered the Notes to be withdrawn, (ii) contain the description of the Notes to be withdrawn and identify the certificate number or numbers shown on the particular certificates evidencing such Notes (unless such Notes were tendered by book entry transfer) and the aggregate principal amount represented by such Notes and (iii) be signed by the Holder of such Notes in the same manner as the original signature on the Consent and Letter of Transmittal by which such Notes were tendered (including any required signature guarantees), if any, or be accompanied by (x) documents of transfer sufficient to have the Trustee register the transfer of the Notes into the name of the person withdrawing such Notes and (y) a properly completed irrevocable proxy that authorized such person to effect such revocation on behalf of such Holder. If the Notes to be withdrawn have been delivered or otherwise identified to the Depositary, a signed notice of withdrawal is effective immediately upon written or facsimile notice of withdrawal even if physical release is not yet effected. Any Notes properly withdrawn will be deemed to be not validly tendered for purposes of the Tender Offer, and will constitute the concurrent valid revocation of such Holder's Consent.

         Withdrawal of Notes (and the concurrent revocation of Consents) can only be accomplished in accordance with the foregoing procedures.

         All questions as to the validity (including time of receipt) of notices of withdrawal and revocation of Consents will be determined by the Company, in the Company's sole discretion (whose determination shall be final and binding). None of the Company, the Depositary, the Dealer Manager, the Trustee or any other person will be under any duty to give notification of any defects or irregularities in any notice of withdrawal or revocation of Consents, or incur any liability for failure to give any such notification.

         5. SIGNATURES ON CONSENT AND LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS. If this Consent and Letter of Transmittal is signed by the registered holder(s) of the Notes tendered hereby, the signature(s) must correspond to the name(s) as written on the face of the Notes without alteration, enlargement or any other change whatsoever. If this Consent and Letter of Transmittal is signed by a participant in DTC whose name is shown as the owner of the Notes tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Notes.

         IF THIS CONSENT AND LETTER OF TRANSMITTAL IS EXECUTED BY A HOLDER OF NOTES WHO IS NOT EITHER (X) THE REGISTERED HOLDER OR (Y) THE AGENT THEREOF DULY APPOINTED BY WRITTEN PROXY DELIVERED TO THE DEPOSITARY, THEN THE REGISTERED HOLDER MUST SIGN THE CONSENT SET FORTH ABOVE WITH THE SIGNATURE OF SUCH REGISTERED HOLDER GUARANTEED BY AN ELIGIBLE INSTITUTION.

         If any Notes tendered hereby are owned of record by two or more persons, all such persons must sign this Consent and Letter of Transmittal.

         If any Notes tendered hereby are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Consents and Letters of Transmittal, and any necessary accompanying documents, as there are different registrations of such Notes.

         If this Consent and Letter of Transmittal is signed by the registered holder of Notes tendered hereby, no endorsements of such Notes or separate bond powers are required, unless payment is to be made to, or Notes not tendered or not accepted for payment are to be issued in the name of, a person other than the registered holder(s), in which case the Notes tendered hereby must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Notes. Signatures on such Notes and bond powers must be guaranteed by an Eligible Institution. See Instruction 1 herein.

         If this Consent and Letter of Transmittal, any Consents, or any Notes or bond powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person's authority so to act must be submitted with this Consent and Letter of Transmittal.

         6. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the purchase of Notes pursuant to the Tender Offer. If, however, Notes for principal amounts not accepted for tender are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Notes, or if tendered Notes are to be registered in the name of any person other than the person signing the Consent and Letter of Transmittal, of if a transfer tax is imposed for any reason other than the purchase of Notes pursuant to the Tender Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such tax or exemption therefrom is not submitted, then the amount of such transfer tax will be deducted from the Tender Offer Consideration otherwise payable to such tendering holder.

         7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the payment of the Tender Offer Consideration or Consent Payment with respect to any Notes tendered hereby is to be issued, Notes not tendered or not accepted for payment are to be issued in the name of a person other than the person(s) signing this Consent and Letter of Transmittal or if such check or any such Note is to be sent to someone other than the person(s) signing this Consent and Letter of Transmittal or to the person(s) signing this Consent and Letter of Transmittal, but at an address other than that shown in the box entitled "Description of Notes Tendered and With Respect to Which Consent is Given", the appropriate boxes in this Consent and Letter of Transmittal must be completed. If no such instruction is given, the Tender Offer Consideration, Consent Payment and/or Notes not accepted for payment or not tendered, as the case may be, will be sent to the person signing this Consent and Letter of Transmittal or, at the Company's option, paid and delivered by crediting the account at DTC designated in the box entitled "Special Payment Instructions."

         8. TAXPAYER IDENTIFICATION NUMBER. Each tendering holder is required to provide the Depositary with the holder's correct taxpayer identification number ("TIN"), generally, the holder's Social Security or Federal Employer Identification number, on Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify whether such person is subject to backup withholding of federal income tax.

         9. CONFLICTS. In the event of any conflict between the terms of the Statement and the terms of this Consent and Letter of Transmittal, the terms of the Statement will control.

         10. WAIVER OF CONDITIONS. The Company reserves the absolute right, subject to applicable law, to amend in any respect or waive any of the specified conditions in the Tender Offer and the Solicitation in the case of any particular Note tendered or Consent delivered.

         11. MUTILATED, LOST, STOLEN OR DESTROYED NOTES. If a Holder desires to tender Notes pursuant to the Tender Offer, but any such Note has been mutilated, lost, stolen or destroyed, such Holder should write to or telephone the Trustee, at the address listed below, concerning the procedures for obtaining replacement certificates for such Note, arranging for indemnification or any other matter that requires handling by the Trustee:

         Fleet National Bank
         777 Main Street, CT M00238
         Hartford, Connecticut 06115
         Attention: Corporate Trust Administration
         Telephone: (860) 986-4545

         12. REQUESTS FOR ASSISTANCE OR ADDITION COPIES. Questions relating to the procedure for tendering, as well as requests for additional copies of the Statement and the related Consents and Letter of Transmittal, may be directed to the Dealer Manager, BT Securities Corporation, 130 Liberty Street, 30th Floor, New York, New York, 10006, (212) 775-2467 (collect).

                            IMPORTANT TAX INFORMATION


         Under federal income tax law, certain holders whose Notes are accepted for payment are required to provide the Depositary (as payer) with such holder's correct taxpayer identification number ("TIN") on a Substitute Form W-9 (included below). If the holder is an individual, the TIN is his or her social security number. If the Depositary is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the IRS. In addition, payments that are made to such holder may be subject to backup withholding. Certain holders (including, among others, corporations) are not subject to these backup withholding and reporting requirements. If backup withholding applies, the Depositary is required to withhold 31% of any payment made to the holder. A corporation, however, must complete the Substitute Form W-9, including providing its TIN and indicating that it is exempt from backup withholding, in order to establish its exemption from backup withholding. In order for a foreign individual to qualify as an exempt recipient, that holder must submit to the Depositary a properly complete Internal Revenue Service Form W-8 signed under penalties of perjury, attesting to such individual's exempt status. Forms of such statements can be obtained from the Dealer Manager.

         Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be offset by the amount of tax withheld. If backup withholding results in an overpayment of federal income taxes, a refund may be obtained from the IRS provided the required information is furnished.

         To prevent backup withholding, the holder or other payee is required to complete a Substitute Form W-9 certifying that the TIN provided on such form is correct and that such holder or other payee is not subject to backup withholding.

         THE FOREGOING DISCUSSION OF CERTAIN FEDERAL INCOME TAX CONSIDERATIONS DOES NOT CONSIDER THE PARTICULAR FACTS AND CIRCUMSTANCES OF ANY HOLDER'S SITUATION OR STATUS. THE SUMMARY IS BASED ON THE PROVISIONS OF THE CODE, REGULATIONS, PROPOSED REGULATIONS, RULINGS AND JUDICIAL DECISIONS NOW IN EFFECT, ALL OF WHICH ARE SUBJECT TO CHANGE, POSSIBLY ON A RETROACTIVE BASIS. HOLDERS OF NOTES (INCLUDING HOLDERS OF NOTES WHO DO NOT TENDER THEIR NOTES) SHOULD CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE TAX CONSEQUENCES TO THEM, INCLUDING THE TAX CONSEQUENCES. UNDER STATE. LOCAL, FOREIGN AND OTHER LAWS, OF THE SALE OF THE NOTES AND THE ADOPTION OF THE PROPOSED AMENDMENTS. FOR ADDITIONAL INFORMATION, SEE "CERTAIN FEDERAL INCOME TAX CONSIDERATIONS" IN THE STATEMENT.